EXHIBIT 21

                              SUBSIDIARIES OF FRONTIER CORPORATION
                                      AS OF July 13, 1995

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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Communications of                AL                Monroeville Telephone
Alabama, Inc.                                               Company, Inc.;
(A subsidiary of                                            Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                AL                Lamar County Telephone
Lamar County, Inc.                                          Company, Inc.;
(A subsidiary of                                            Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                AL                Southland Telephone
the South, Inc.                                             Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Montel Communications, Inc.               AL                Montel Communications,
(A subsidiary of Frontier                                   Inc.
Communications of Alabama, Inc.)

Southland Rural Cellular                  AL                Southland Rural
Company, Inc.                                               Cellular Company, Inc.
(A subsidiary of Frontier
Communications of the South, Inc.)

Business Telemanagement, Inc.             CA                BTI
(A subsidiary of Ameritel
 Management, Inc.)

Computer Calling Technologies,            CA                CCT
Inc.
(A subsidiary of West Coast
Telecommunications, Inc.)

SB Communications, Inc.                   CA                SB Communications
(A subsidiary of West Coast
Telecommunications, Inc.)


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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
WCT Communications, Inc.                  CA                WCT
(A subsidiary of Frontier
Telecommunications Inc.)

West Coast Telecommunications,            CA                West Coast
Inc.                                                        Telecommunications
(A subsidiary of WCT Communications,
Inc.)

Binghamton MSA Corp.                      DE                Binghamton MSA Corp.
(A subsidiary of
Frontier Cellular Holding Inc.)

Budget Call Long Distance,                DE                Budget Call Long
Inc.                                                        Distance, Inc.
(A subsidiary of Frontier
Communications International Inc.)

Frontier Cellular                         DE                Rochester Tel Cellular
Holding Inc.                                                Holding Corporation;
(A subsidiary of Frontier                                   RTCHC; FCHI
Telecommunications Holding Inc.)

Frontier Communications                   DE                RCI Long Distance,
International Inc.                                          Inc.; Budget Call;
(A subsidiary of                                            Mid Atlantic
Frontier Telecommunications Inc.)                           Telecom; Frontier

Frontier Communications of                DE                RCI Long Distance New
New England, Inc.                                           England, Inc.; Long
(A subsidiary of                                            Distance North; LDN;
Frontier Telecommunications Inc.)                           Mid Atlantic Telecom;
                                                            Frontier

Frontier Communications of                DE                Frontier Communications
Rochester, Inc.                                             F-Com
(A subsidiary of Frontier
Corporation)


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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Information                      DE                Distributed Solutions;
Technologies, Inc.                                          DSI; FIT
(A subsidiary of Frontier
Corporation)

Frontier InfoServices Inc.                DE                Visions Publishing
(A subsidiary of                                            Inc.; Visions Inc.;
Frontier Subsidiary Telco Inc.)                             Frontier InfoServices

Frontier Long Distance of                 DE                Visions Long Distance
America, Inc.                                               America Inc; Breezewood
(A subsidiary of                                            Tel Long Distance;
Frontier Subsidiary Telco Inc.)                             Canton Tel Long
                                                            Distance; Vista Tel
                                                            Long Distance; C,C&S
                                                            Tel Long Distance;
                                                            St. Croix Tel Long
                                                            Distance; Statesboro
                                                            Tel Long Distance;
                                                            Frontier

Frontier Network Systems Inc.             DE                Rotelcom Inc.; Anixter-
(A subsidiary of                                            Rotelcom; Rotelcom
Frontier Telecommunications Inc.)                           Network Systems; SGT
                                                            Business Systems;
                                                            Frontier

Frontier Subsidiary                       DE                Rochester Tel
Telco Inc.                                                  Subsidiary Telco, Inc.;
(A subsidiary of
Frontier Corporation)                                       RTSTI; FSTI

Frontier Telecommunications               DE                Rochester Tel
Inc.                                                        Telecommunications
(A subsidiary of Frontier                                   Corporation; RTTC; FTI
Telecommunications Holding Inc.)

Frontier Telecommunications               DE                Rochester Tel
Holding Inc.                                                Telecommunications
(A subsidiary of Frontier                                   Holding Corporation;
Corporation)                                                RTTHC; FTHI


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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
NY RSA 4 Inc.                             DE                NY RSA 4 Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

RTC Main Street, Inc.                     DE                RTC Main Street, Inc.
(A subsidiary of
Frontier Corporation)

RTMC Holding, Inc.                        DE                RTMC Holding, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Holding Corporation             DE                Rochester Holding
(A subsidiary of                                            Corporation
Frontier Corporation)

Rochester Tel Mobile RSA 2,               DE                Rochester Tel Mobile
Inc.                                                        RSA 2, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Telephone                       DE                RTMC, Inc.
Mobile Communications, Inc.
(A subsidiary of
Frontier Cellular Holding Inc.)

Rochester Tel Subsidiary                  DE                Rochester Tel
Capital Services Inc.                                       Subsidiary Capital
(A subsidiary of                                            Services Inc.
Frontier Corporation)

Dowdy Minnesota 10, Inc.                  FL                Dowdy, Minnesota 10
(A subsidiary of Frontier                                   Inc.
Telecommunications Holding Inc.)

MLD Minnesota 10, Inc.                    FL                MLD, Minnesota 10
(A subsidiary of Frontier
Telecommunications Holding Inc.)



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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Fairmount Cellular Inc.                   GA                Fairmount Cellular Inc.
(A subsidiary of Frontier
Communications of Fairmount,Inc.)

Frontier Communications of                GA                Fairmount Telephone
Fairmount, Inc.                                             Company, Inc.;
(A subsidiary of                                            Frontier
Frontier Subsidiary Telco Inc.)

Frontier Communications of                GA                Statesboro Telephone
Georgia, Inc.                                               Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Telecommunications               IA                Vista Telephone of
Iowa, Inc.                                                  Company of Iowa;
(A subsidiary of                                            Frontier
Frontier Subsidiary Telco Inc.)

DePue Communications, Inc.                IL                DePue Communications,
(A subsidiary of Frontier                                   Inc.
Communications of DePue, Inc.)

Frontier Communications -                 IL                Midland Telephone
Midland, Inc.                                               Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -                 IL                Prairie Telephone
Prairie, Inc.                                               Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -                 IL                Schuyler Telephone
Schuyler, Inc.                                              Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)



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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Communications of                IL                DePue Telephone Company
DePue, Inc.                                                 Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                IL                Inland Telephone
Illinois, Inc.                                              Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                IL                Lakeside Telephone
Lakeside, Inc.                                              Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                IL                Mt. Pulaski Telephone
Mt. Pulaski, Inc.                                           and Electric Company;
(A subsidiary of                                            Mt. Pulaski Telephone
Frontier Subsidiary Telco Inc.)                             Company; Frontier

Frontier Communications of                IL                Orion Telephone
Orion, Inc.                                                 Exchange Association;
(A subsidiary of                                            Frontier
Frontier Subsidiary Telco Inc.)

O. T. Cellular Telephone                  IL                O. T. Cellular
Company                                                     Telephone Company
(A subsidiary of
Frontier Communications of
Orion, Inc.)

Schuyler Cellular, Inc.                   IL                Schuyler Cellular, Inc.
(A subsidiary of Frontier
Communications - Schuyler, Inc.)

Frontier Communications of                IN                Citizens Telephone
Indiana, Inc.                                               Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)



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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Communications of                IN                Thorntown Telephone
Thorntown, Inc.                                             Company;  Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

TDCI, Ltd.                                IN                Thorntown Development
(A subsidiary of                                            Company, Inc.; TDCI,
Frontier Communications of                                  Ltd.
Thorntown, Inc.)

C, C & S Service Corp.                    MI                C, C & S Service Corp.
(A subsidiary of
C, C & S Systems, Inc.)

C, C & S Systems, Inc.                    MI                C, C & S Systems, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                MI                C, C & S Telco, Inc.;
 Michigan, Inc.                                             Frontier
(A subsidiary of
C, C, & S Systems, Inc.)

American Sharecom, Inc.                   MN                American Sharecom, ASI
(A subsidiary of
 Frontier Telecommunications
 Holding Inc.)

Enhanced TeleManagement,                  MN                Enhanced
Inc.                                                        TeleManagement, ETI
(A subsidiary of Frontier
Telecommunications Inc.)

Frontier Communications                   MN                Vista Telephone Company
of Minnesota, Inc.                                          of Minnesota; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Telemanagement Inc.              MN                Visions Telemanagement
(A subsidiary of                                            Services, Inc.;
Frontier Subsidiary Telco Inc.)                             Frontier Telemanagement

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                                                                   Page 8 of 11

                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Communications of                MS                Mid-South Telephone
Mississippi, Inc.                                           Company, Inc.;
(A subsidiary of                                            Frontier
Frontier Subsidiary Telco Inc.)

Mid-South Cablevision                     MS                Mid-South Cablevision
Company, Inc.                                               Company, Inc.
(A subsidiary of
Frontier Subsidiary Telco Inc.)

West Coast Telecommunications             NV                West Coast
of Nevada, Inc.                                             Telecommunications of
(A subsidiary of West Coast                                 Nevada
Telecommunications, Inc.)

Frontier Communications of                NY                AuSable Valley
AuSable Valley, Inc.                                        Telephone Company;
(A subsidiary of                                            Frontier
Frontier Corporation)

Frontier Communications of                NY                Highland Telephone
New York, Inc.                                              Company; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of                NY                Seneca-Gorham Telephone
Seneca-Gorham, Inc.                                         Corporation; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Communications of                NY                Sylvan Lake Telephone
Sylvan Lake, Inc.                                           Company, Inc.; Frontier
(A subsidiary of
Frontier Corporation)

Frontier Long Distance of                 NY                Visions Long Distance
New York, Inc.                                              New York Inc.;
(A subsidiary of                                            Highland Tel Long
Frontier Subsidiary Telco Inc.)                             Distance; Sylvan Lake
                                                            Tel Long Distance




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                                                                   Page 9 of 11

                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
New York Independent Cellular             NY                NYICS
Systems, Inc.                                               (Part of Utica-Rome
(A subsidiary of                                            Cellular Partnership)
Frontier Cellular Holding Inc.)

Oneida County Cellular                    NY                Oneida County Cellular
Systems, Inc.                                               (Part of Utica-Rome
(A subsidiary of                                            Cellular Partnership)
Frontier Cellular Holding Inc.)

Phoncom Inc.                              NY                Phoncom Inc.
(A subsidiary of                                            (Part of Utica-Rome
Frontier Cellular Holding Inc.)                             Cellular Partnership)

Rochester Telephone Corp.                 NY                Rochester Telephone
(A subsidiary of                                            Corp.; RTC
Frontier Corporation)

Taconic Long Distance                     NY                Taconic Long Distance
Service Corp.                                               Service Corp.
(A subsidiary of
Frontier Telecommunications Inc.)

Vernon Cellular Inc.                      NY                Vernon Cellular Inc.
(A subsidiary of                                            Part of the Utica-Rome
Frontier Cellular Holding Inc.)                             Cellular Partnership

Enterprise Marketing Services             PA                Enterprise Marketing
Inc.                                                        Services Inc.
(A subsidiary of Frontier
Communications of Pennsylvania, Inc.)

Frontier Communications of                PA                Breezewood Telephone
Breezewood, Inc.                                            Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)


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                                                                   Page 10 of 11

                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Communications of                PA                Canton Telephone
Canton, Inc.                                                Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                PA                Lakewood Rural
Lakewood, Inc.                                              Telephone Company;
(A subsidiary of                                            Lakewood Telephone
Frontier Subsidiary Telco Inc.)                             Company; Frontier

Frontier Communications of                PA                Oswayo River Telephone
Oswayo River, Inc.                                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                PA                Enterprise Telephone
Pennsylvania, Inc.                                          Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

West Coast Telecommunications             SD                West Coast
of South Dakota, Inc.                                       Telecommunications of
(A subsidiary of West Coast                                 South Dakota
Telecommunications, Inc.)

Frontier Communications of                VA                Mid Atlantic Telecom,
the Mid Atlantic, Inc.                                      Inc.; Frontier
(A subsidiary of Frontier
Telecommunications Inc.)

Frontier Communications -                 WI                Lakeshore Telephone
Lakeshore, Inc.                                             Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications -                 WI                St. Croix Telephone
St. Croix, Inc.                                             Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)



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                                       STATE OF
NAME OF SUBSIDIARY                  INCORPORATION          BUSINESS NAMES USED
- ------------------                  -------------          -------------------
Frontier Communications of                WI                Mondovi Telephone
Mondovi, Inc.                                               Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                WI                Viroqua Telephone
Viroqua, Inc.                                               Company; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

Frontier Communications of                WI                Urban Telephone
Wisconsin, Inc.                                             Corporation; Frontier
(A subsidiary of
Frontier Subsidiary Telco Inc.)

New Richmond Cable                        WI                New Richmond Cable
Company, Inc.                                               Company, Inc.
(A subsidiary of Frontier
Communications - St. Croix, Inc.)

Ameritel Management, Inc.                 British           Ameritel
(A subsidiary of West Coast               Columbia,
Telecommunications, Inc.)                 Canada

RCI Long Distance                         Ontario,          RCI Long Distance
Canada Ltd.                               Canada            Canada Ltd.
(A subsidiary of
Frontier Telecommunications Inc.)

West Coast Telecommunications             NH                West Coast
of New Hampshire, Inc.                                      Telecommunications of
(A subsidiary of West Coast                                 New Hampshire
Telecommunications, Inc.)


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